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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     January 28, 1997
                                                 -------------------------------


                             Aspen Technology, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Massachusetts                     0-24786                   04-2739697
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(STATE OR OTHER JURISDICTION         (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)


Ten Canal Park, Cambridge, Massachusetts                              02141
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


Registrant's telephone number, including area code      (617) 577-0100
                                                  -----------------------------



                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

     On January 28, 1997, Aspen Technology, Inc. issued press releases containing (a) information regarding a two-for-one stock split to be effected by a stock dividend and (b) certain financial information for its three and six months ended December 31, 1996. Copies of the January 28, 1997 press releases are filed as Exhibits 5.1 and 5.2 to this Current Report and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

   EXHIBIT
   NUMBER               DESCRIPTION
   -------              -----------

     5.1 Press release of Aspen Technology, Inc. issued January 28, 1997 regarding stock split

     5.2 Press release of Aspen Technology, Inc. issued January 28, 1997 regarding financial results

                                      -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ASPEN TECHNOLOGY, INC.



Date:  January 27, 1997             By: /s/ MARY A. PALERMO
                                       ----------------------------------
                                       Mary A. Palermo
                                       Senior Vice President, Finance and
                                        Chief Financial Officer



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

                                  EXHIBIT INDEX

                                                                          PAGE NUMBER IN
EXHIBIT                                                                    SEQUENTIALLY
NUMBER      DESCRIPTION                                                    NUMBERED COPY
------      -----------                                                    -------------

  5.1       Press release of Aspen Technology, Inc. issued January 28,
            1997 regarding stock split

  5.2       Press release of Aspen Technology, Inc. issued January 28,
            1997 regarding financial results
